[USAA(R) logo appears here.]






                             USAA INCOME STOCK Fund





                                      [Image appears here.]







                               Semiannual Report


--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            11

      FINANCIAL INFORMATION

         Portfolio of Investments                                     12

         Notes to Portfolio of Investments                            18

         Statement of Assets and Liabilities                          19

         Statement of Operations                                      20

         Statements of Changes in Net Assets                          21

         Notes to Financial Statements                                22

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

   First Start Growth             State Money Market           S&P 500 Index

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income          --------------------------------------------------

      Income Stock                    GNMA Trust            Balanced Strategy

     International             High-Yield Opportunities    Cornerstone Strategy

Precious Metals and Minerals            Income           Growth and Tax Strategy

   Science & Technology         Intermediate-Term Bond       Growth Strategy*

     Small Cap Stock               Short-Term Bond           Income Strategy*

          Value               ---------------------------
                                    TAX-EXEMPT BOND
      World Growth            ---------------------------

                                      Long-Term

                                  Intermediate-Term

                                      Short-Term

                                  State Bond/Income     *CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:



               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STOCK FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                                  "
                                                THE MORE THINGS CHANGE,

                                              THE MORE THEY STAY THE SAME.
                                                          "


--------------------------------------------------------------------------------


               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slowdowns in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board







               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA INCOME STOCK FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Current income with the prospect of increasing dividend income and the potential for capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Normally at least 80% of the Fund's assets will be invested in common stock of companies that pay dividends.


--------------------------------------------------------------------------------
                                         1/31/02               7/31/01
--------------------------------------------------------------------------------
   Net Assets                        $1,850.1 Million      $1,978.9 Million
   Net Asset Value Per Share              $16.67                $18.44

--------------------------------------------------------------------------------
                   Average Annual Total Returns as of 1/31/02
--------------------------------------------------------------------------------
  7/31/01 TO 1/31/02*          1 YEAR             5 YEARS            10 YEARS
        -5.28%                 -5.04%              7.57%              10.46%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the Lipper Equity Income Funds Average, the Lipper Equity Income Funds Index, the S&P 500 Index, and the Russell 1000(R) Value Index for the period of 01/31/1992 through 01/31/2002. The data points from the graph are as follows:

              USAA       LIPPER EQUITY   LIPPER EQUITY     S&P        RUSSELL
          INCOME STOCK   INCOME FUNDS    INCOME FUNDS      500     1000(R) VALUE
              FUND         AVERAGE          INDEX         INDEX        INDEX
          ------------   -------------   -------------   -------   -------------

01/31/92     $10,000        $10,000         $10,000      $10,000      $10,000
07/31/92      10,695         10,674          10,619       10,534       10,697
01/31/93      10,916         11,181          11,187       11,056       11,246
07/31/93      11,761         11,927          12,072       11,452       12,273
01/31/94      12,394         12,905          13,038       12,478       12,975
07/31/94      11,853         12,564          12,672       12,042       12,305
01/31/95      12,215         12,727          12,751       12,543       12,176
07/31/95      14,085         14,727          14,801       15,181       14,326
01/31/96      15,707         16,757          16,636       17,387       16,292
07/31/96      15,946         16,957          16,833       17,694       16,099
01/31/97      18,768         19,983          19,890       21,964       19,577
07/31/97      20,962         23,553          23,380       26,915       23,333
01/31/98      22,824         24,525          24,387       27,873       24,305
07/31/98      23,746         26,156          26,050       32,111       26,882
01/31/99      25,262         27,254          27,237       36,934       28,141
07/31/99      26,846         29,016          28,983       38,598       30,300
01/31/00      24,964         27,230          27,336       40,753       28,423
07/31/00      25,812         27,867          27,943       42,058       28,186
01/31/01      28,465         30,564          30,787       40,386       30,931
07/31/01      28,540         30,004          29,890       36,035       30,091
01/31/02      27,032         28,783          28,662       33,870       28,302


                    DATA FROM 1/31/92 THROUGH 1/31/02.



               The broad-based index for the USAA Income Stock Fund was changed from the S&P 500 Index to the Russell 1000 Value Index(R), which more accurately represents the Fund's investment objective. Please see the following page for benchmark definitions.


               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the following benchmarks:

               - The Lipper Equity Income Funds Average, an average performance level of all mixed equity and income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper Equity Income Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

               - The Russell 1000(R) Value Index, which measures the performance of companies within the Russell 1000 Index that have lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures stock performance of the 1,000 largest companies in the Russell 3000(R) Index.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]
                                     Stephan J. Klaffke, CFA



--------------------------------------------------------------------------------


HOW DID THE FUND PERFORM IN THE SIX-MONTH PERIOD ENDED JANUARY 31, 2002?

               The USAA Income Stock Fund had a total return of -5.28%, compared to a -4.11% return for the Lipper Equity Income Funds Index.


WHAT DETRACTED FROM PERFORMANCE?

               We were overweight in the financial sector with an emphasis on banks, which underperformed as the market anticipated the end of the rate-cutting cycle and concerns about loan quality. This was somewhat counter-intuitive, because the interest-rate issue was based on a belief that the economy was improving, and the loan issue arose partly from recession-related fears.

               Health care also detracted from performance because the large pharmaceutical firms suffered from downward earnings revisions, drugs' coming off patents, and short-term product pipeline issues. We've looked out over the next few years and projected


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE LIPPER EQUITY INCOME FUNDS INDEX AND S&P 500 INDEX DEFINITIONS.

10

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               that these firms have above-average growth prospects. They also have below-average risk and are trading at below-market valuations, so we are looking to hold and even add to our positions. The demographics of health care remain excellent. Finally, our telecommunications positions hurt performance even though we were primarily exposed to regional Bell operating companies, which are traditionally less volatile.


WHAT HELPED PERFORMANCE DURING THE PERIOD?

               We were overweight in consumer areas of the market, which generally did well as the consumer kept spending; H.J. Heinz, Sara Lee, and ConAgra Foods all contributed to performance. We also benefited from good stock selection in the energy sector and were well-positioned in utilities. In fact, the Fund had a higher exposure to utilities than the S&P 500 Index (12% compared to 3%), but our performance in the sector was better (the Fund had flat performance, compared to -22% performance for the utilities in the S&P 500 Index). We achieved this position by avoiding Enron and being focused on integrated utilities and natural gas, which were good relative performers.


WHAT'S YOUR VIEW GOING FORWARD?

               In a market in which serious issues have been raised around accounting, we remind shareholders that dividends don't lie. It pays to be diversified, and the conservative nature of this Fund can help offset volatility in an overall portfolio. We're looking beyond what could be a bumpy short term, and we are trying to remain focused on value and invest in companies where we can make the case for paying the prices being asked. All of us at USAA appreciate the confidence you've placed in us, and we'll continue to work hard to earn your trust.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


----------------------------------------------
               TOP 10 HOLDINGS
              (% of Net Assets)
----------------------------------------------

   ChevronTexaco Corp.                  3.6%

   NICOR, Inc.                          3.3%

   Washington Mutual, Inc.              3.2%

   Bank of America Corp.                3.1%

   Citigroup, Inc.                      3.1%

   National Fuel Gas Co.                3.1%

   American Home Products Corp.         2.8%

   PNC Financial Services Group, Inc.   2.8%

   Verizon Communications, Inc.         2.8%

   Bristol-Myers Squibb Co.             2.7%

----------------------------------------------

                                        ----------------------------------------
                                                    TOP 10 INDUSTRIES*
                                                    (% of Net Assets)
                                        ----------------------------------------

                                          Banks                          12.4%

                                          Integrated Oil & Gas            9.6%

                                          Pharmaceuticals                 7.3%

                                          Gas Utilities                   6.9%

                                          Integrated Telecommunication
                                          Services                        6.0%

                                          Diversified Financial Services  5.7%

                                          Electric Utilities              5.4%

                                          Packaged Foods                  5.3%

                                          Real Estate Investment Trusts   3.6%

                                          Aerospace & Defense             3.2%

                                        ----------------------------------------
                                        *Excludes money market instruments.


 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 12-17.

12

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                COMMON STOCKS (94.5%)

                AEROSPACE & DEFENSE (3.2%)
      270,000   Boeing Co.                                             $  11,056
      900,000   Goodrich Corp.                                            25,038
      300,000   Honeywell International, Inc.                             10,083
      200,000   United Technologies Corp.                                 13,746
--------------------------------------------------------------------------------
                                                                          59,923
--------------------------------------------------------------------------------

                ALUMINUM (1.4%)
      700,000   Alcoa, Inc.                                               25,095
--------------------------------------------------------------------------------

                AUTO PARTS & EQUIPMENT (0.5%)
      600,000   Dana Corp.                                                 8,766
--------------------------------------------------------------------------------

                AUTOMOBILE MANUFACTURERS (0.7%)
      850,000   Ford Motor Co.                                            13,005
--------------------------------------------------------------------------------

                BANKS (12.4%)
      900,000   Bank of America Corp.                                     56,727
      350,000   Bank One Corp.                                            13,125
      750,000   FleetBoston Financial Corp.                               25,215
      890,000   PNC Financial Services Group, Inc.                        51,397
      400,000   SunTrust Banks, Inc.                                      24,640
    1,700,000   Washington Mutual, Inc.                                   58,344
--------------------------------------------------------------------------------
                                                                         229,448
--------------------------------------------------------------------------------

                COMMODITY CHEMICALS (0.3%)
      450,000   Lyondell Chemical Co.                                      6,062
--------------------------------------------------------------------------------

                COMPUTER HARDWARE (3.2%)
    2,500,000   Compaq Computer Corp.                                     30,875
    1,300,000   Hewlett-Packard Co.                                       28,743
--------------------------------------------------------------------------------
                                                                          59,618
--------------------------------------------------------------------------------

                CONSTRUCTION & FARM MACHINERY (0.5%)
      200,000   Caterpillar, Inc.                                         10,056
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                DEPARTMENT STORES (0.4%)
      200,000   May Department Stores Co.                              $   7,360
--------------------------------------------------------------------------------

                DIVERSIFIED CHEMICALS (1.0%)
      600,000   Dow Chemical Co.                                          17,724
--------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES (5.7%)
      400,000   Bear Stearns Companies, Inc.                              23,260
    1,200,000   Citigroup, Inc.                                           56,880
      750,000   J. P. Morgan Chase & Co.                                  25,537
--------------------------------------------------------------------------------
                                                                         105,677
--------------------------------------------------------------------------------

                ELECTRIC UTILITIES (5.4%)
      900,000   Allegheny Energy, Inc.                                    29,619
      900,000   TXU Corp.                                                 43,848
    1,000,000   XCEL Energy, Inc.                                         26,700
--------------------------------------------------------------------------------
                                                                         100,167
--------------------------------------------------------------------------------

                ELECTRICAL COMPONENTS & EQUIPMENT (1.9%)
      600,000   Emerson Electric Co.                                      34,764
--------------------------------------------------------------------------------

                GAS UTILITIES (6.4%)
    2,500,000   National Fuel Gas Co.                                     57,250
    1,500,000   NICOR, Inc.                                               60,960
--------------------------------------------------------------------------------
                                                                         118,210
--------------------------------------------------------------------------------

                GENERAL MERCHANDISE STORES (0.5%)
      200,000   Target Corp.                                               8,882
--------------------------------------------------------------------------------

                HOTELS (1.5%)
      800,000   Starwood Hotels & Resorts Worldwide, Inc.                 27,400
--------------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS (0.9%)
      200,000   Procter & Gamble Co.                                      16,336
--------------------------------------------------------------------------------

14

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES (2.3%)
      900,000   General Electric Co.                                   $  33,435
      800,000   Tomkins plc ADR                                            9,080
--------------------------------------------------------------------------------
                                                                          42,515
--------------------------------------------------------------------------------

                INDUSTRIAL MACHINERY (1.3%)
      500,000   Parker-Hannifin Corp.                                     24,520
--------------------------------------------------------------------------------

                INTEGRATED OIL & GAS (9.6%)
      984,000   BP plc ADR                                                45,972
      794,400   ChevronTexaco Corp.                                       66,571
      600,000   Conoco, Inc.                                              16,896
    1,500,000   Occidental Petroleum Corp.                                38,925
      150,000   Phillips Petroleum Co.                                     8,771
--------------------------------------------------------------------------------
                                                                         177,135
--------------------------------------------------------------------------------

                INTEGRATED TELECOMMUNICATION SERVICES (6.0%)
    2,000,000   Qwest Communications International, Inc.                  21,000
      800,000   SBC Communications, Inc.                                  29,960
      550,000   Sprint Corp. - FON Group                                   9,735
    1,100,000   Verizon Communications, Inc.                              50,985
--------------------------------------------------------------------------------
                                                                         111,680
--------------------------------------------------------------------------------

                LIFE & HEALTH INSURANCE (0.9%)
      250,000   Lincoln National Corp.                                    12,875
      139,600   Prudential Financial, Inc.*                                4,335
--------------------------------------------------------------------------------
                                                                          17,210
--------------------------------------------------------------------------------

                MANAGED HEALTH CARE (1.0%)
      200,000   CIGNA Corp.                                               18,400
--------------------------------------------------------------------------------

                MOVIES & ENTERTAINMENT (0.4%)
      324,200   Walt Disney Co.                                            6,828
--------------------------------------------------------------------------------

                OIL & GAS DRILLING (0.7%)
      400,000   Transocean Sedco Forex, Inc.                              12,256
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                PACKAGED FOODS (5.3%)
    1,000,000   ConAgra Foods, Inc.                                    $  24,800
    1,000,000   H.J. Heinz Co.                                            41,400
    1,500,000   Sara Lee Corp.                                            31,725
--------------------------------------------------------------------------------
                                                                          97,925
--------------------------------------------------------------------------------

                PAPER PRODUCTS (1.3%)
      750,000   MeadWestvaco Corp.*                                       24,210
--------------------------------------------------------------------------------

                PERSONAL PRODUCTS (0.4%)
      250,000   Gillette Co.                                               8,325
--------------------------------------------------------------------------------

                PHARMACEUTICALS (7.3%)
      800,000   American Home Products Corp.                              51,728
    1,100,000   Bristol-Myers Squibb Co.                                  49,907
      823,450   Pharmacia Corp.                                           33,350
--------------------------------------------------------------------------------
                                                                         134,985
--------------------------------------------------------------------------------

                PROPERTY & CASUALTY INSURANCE (2.9%)
      300,000   Chubb Corp.                                               20,055
      195,700   Fidelity National Financial, Inc.                          4,875
      550,000   First American Corp.                                      10,164
      600,000   Old Republic International Corp.                          17,700
--------------------------------------------------------------------------------
                                                                          52,794
--------------------------------------------------------------------------------

                PUBLISHING & PRINTING (0.6%)
      920,000   Hollinger International, Inc.                             10,654
--------------------------------------------------------------------------------

                RAILROADS (0.9%)
      400,000   CSX Corp.                                                 16,000
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUSTS (3.6%)
      400,400   Archstone-Smith Trust                                  $   9,962
      300,000   Boston Properties, Inc.                                   10,992
      500,000   Equity Office Properties Trust                            14,395
      350,000   Equity Residential Properties Trust                        9,373
      400,000   Highwoods Properties, Inc.                                10,620
      350,000   Simon Property Group, Inc.                                10,601
--------------------------------------------------------------------------------
                                                                          65,943
--------------------------------------------------------------------------------

                SEMICONDUCTORS (1.9%)
      600,000   Intel Corp.                                               21,024
      200,000   Linear Technology Corp.                                    8,274
      200,000   Texas Instruments, Inc.                                    6,242
--------------------------------------------------------------------------------
                                                                          35,540
--------------------------------------------------------------------------------

                SOFT DRINKS (0.7%)
      250,000   PepsiCo, Inc.                                             12,522
--------------------------------------------------------------------------------

                SPECIALTY CHEMICALS (0.6%)
      400,000   International Flavors & Fragrances, Inc.                  12,036
--------------------------------------------------------------------------------

                STEEL (0.6%)
      700,000   Allegheny Technologies, Inc.                              11,298
--------------------------------------------------------------------------------

                TELECOMMUNICATION EQUIPMENT (0.3%)
      900,000   Nortel Networks Corp.                                      6,516
--------------------------------------------------------------------------------
                Total common stocks (cost: $1,421,429)                 1,747,785
--------------------------------------------------------------------------------

                PREFERRED STOCKS (1.1%)

                GAS UTILITIES (0.5%)
      200,000   El Paso Energy Corp.,
                  4.75% cumulative convertible                             9,800
--------------------------------------------------------------------------------

                OIL & GAS EXPLORATION & PRODUCTION (0.6%)
      250,000   Apache Corp.,
                  6.50% cumulative convertible                            11,050
--------------------------------------------------------------------------------
                Total preferred stocks (cost: $18,797)                    20,850
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


    PRINCIPAL                                                             MARKET
       AMOUNT                                                              VALUE
        (000)   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                MONEY MARKET INSTRUMENTS (4.5%)

                COMMERCIAL PAPER
      $28,290   American General Finance Corp., 1.91%, 2/01/2002      $   28,290
       54,246   General Electric Capital Corp., 1.77%, 2/06/2002          54,233
--------------------------------------------------------------------------------
                Total money market instruments (cost: $82,523)            82,523
--------------------------------------------------------------------------------

                TOTAL INVESTMENTS (COST: $1,522,749)                  $1,851,158
================================================================================

18

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          * Non-income-producing security.







          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $1,522,749)                                 $1,851,158
   Cash                                                                     271
   Collateral for securities loaned, at market value*                    51,654
   Receivables:
      Capital shares sold                                                   326
      Dividends                                                           3,044
      Other                                                                  11
                                                                     ----------
         Total assets                                                 1,906,464
                                                                     ----------

LIABILITIES

   Payable upon return of securities loaned                              51,654
   Securities purchased                                                   3,195
   Capital shares redeemed                                                  404
   USAA Investment Management Company                                       791
   USAA Transfer Agency Company                                             184
   Accounts payable and accrued expenses                                     90
   Dividends payable on capital shares                                       32
                                                                     ----------
         Total liabilities                                               56,350
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,850,114
                                                                     ==========

REPRESENTED BY:

   Paid-in capital                                                   $1,530,071
   Accumulated undistributed net investment income                        2,011
   Accumulated net realized loss on investments                         (10,377)
   Net unrealized appreciation of investments                           328,409
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,850,114
                                                                     ==========
  *Including securities on loan of:                                  $   51,206
                                                                     ==========
   Capital shares outstanding                                           111,018
                                                                     ==========
   Authorized shares of $.01 par value                                  250,000
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $    16.67
                                                                     ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA INCOME STOCK FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $146)               $  28,880
      Interest                                                              661
      Fee from securities loaned, net                                        17
                                                                      ---------
         Total income                                                    29,558
                                                                      ---------
   Expenses:
      Management fees                                                     4,670
      Administrative and servicing fees                                   1,401
      Transfer agent's fees                                               1,090
      Custodian's fees                                                      128
      Postage                                                               112
      Shareholder reporting fees                                             66
      Directors' fees                                                         2
      Registration fees                                                      27
      Professional fees                                                      58
      Other                                                                  25
                                                                      ---------
         Total expenses                                                   7,579
                                                                      ---------
            Net investment income                                        21,979
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss                                                    (10,377)
   Change in net unrealized appreciation/depreciation                  (117,913)
                                                                      ---------
            Net realized and unrealized loss                           (128,290)
                                                                      ---------
Decrease in net assets resulting from operations                      $(106,311)
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA INCOME STOCK FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001

                                                         1/31/2002    7/31/2001
FROM OPERATIONS                                        -------------------------

   Net investment income                                $   21,979   $   49,982
   Net realized gain (loss) on investments                 (10,377)      62,214
   Change in net unrealized appreciation/depreciation
      of investments                                      (117,913)      81,527
                                                       -------------------------
      Increase (decrease) in net assets resulting
         from operations                                  (106,311)     193,723
                                                       -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                   (23,468)     (51,903)
                                                       -------------------------
   Net realized gains                                      (59,485)     (52,882)
                                                       -------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                72,341      124,345
   Reinvested dividends                                     76,456       96,022
   Cost of shares redeemed                                 (88,305)    (213,084)
                                                       -------------------------
      Increase in net assets from capital
         share transactions                                 60,492        7,283
                                                       -------------------------
Net increase (decrease) in net assets                     (128,772)      96,221

NET ASSETS

   Beginning of period                                   1,978,886    1,882,665
                                                       -------------------------
   End of period                                        $1,850,114   $1,978,886
                                                       =========================
Accumulated undistributed net investment income:
   End of period                                        $    2,011   $    3,500
                                                       =========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                               4,240        6,809
   Shares issued for dividends reinvested                    4,684        5,419
   Shares redeemed                                          (5,206)     (11,701)
                                                       -------------------------
      Increase in shares outstanding                         3,718          527
                                                       =========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund). The
          Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1.  Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date; interest income is recorded on the accrual basis. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements did not affect fees.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $252,993,000 and $270,773,000, respectively.

          The  cost  of  securities,   for  federal  income  tax  purposes,   is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of January 31, 2002, were $387,960,000 and $59,551,000, respectively.


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $51,206,000 and held collateral of $51,654,000 for the loans.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annual rate of 0.50% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


              from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/- 1.00% to 4.00%             +/- 0.04%
       +/- 4.01% to 7.00%             +/- 0.05%
       +/- 7.01% and greater          +/- 0.06%

       1Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND
JANUARY 31, 2002 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                   YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------------------------
                                   2002             2001            2000            1999            1998            1997
                             -------------------------------------------------------------------------------------------

Net asset value at
   beginning of period       $    18.44       $    17.63      $    20.69      $    19.65      $    19.01      $    15.85
Net investment income               .20              .48             .56             .60             .75             .81
Net realized and
   unrealized gain (loss)         (1.20)            1.33           (1.38)           1.75            1.66            3.88
Distributions from net
   investment income               (.22)            (.49)           (.58)           (.58)           (.75)           (.79)
Distributions of realized
   capital gains                   (.55)            (.51)          (1.66)           (.73)          (1.02)           (.74)
                             -------------------------------------------------------------------------------------------
Net asset value at
   end of period             $    16.67       $    18.44      $    17.63      $    20.69      $    19.65      $    19.01
                             ===========================================================================================
Total return (%) *                (5.28)           10.57           (3.85)          13.05           13.28           31.46
Net assets at
   end of period (000)       $1,850,114       $1,978,886      $1,882,665      $2,484,296      $2,496,570      $2,186,329
Ratio of expenses to
   average net assets (%)           .81a,b           .67b            .67             .65             .65             .68
Ratio of net investment
   income to average
   net assets (%)                  2.35a            2.57            2.97            3.06            3.85            4.73
Portfolio turnover (%)            14.09            17.65           13.34           34.20           22.34           34.95


 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.

NOTES
--------------------------------------------------------------------------------

30

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                    DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                                       Recycled
                                                                         Paper

                          WE KNOW WHAT IT MEANS TO SERVE.(R)
[USAA logo appears here.] ---------------------------------------------------
                          INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES



23422-0302                                   (C)2002, USAA. All rights reserved.